UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2016

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Congress Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (888) 882-1880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2016, Brightcove Inc. (the “Company”) issued a press release announcing certain financial and other information for the quarter ended September 30, 2016. The full text of the press release and the related attachments are furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2016, the Company appointed Andrew Feinberg as President and Chief Operating Officer of the Company. Mr. Feinberg was previously the Company’s President, International Operations.

Mr. Feinberg has served as the Company’s President, International Operations since July 2015. Prior to that, Mr. Feinberg served as the Company’s Chief Legal Officer from 2005 through 2015 and Executive Vice President, Asia Pacific and Japan, from 2008 through 2012 and from 2014 through 2015. Mr. Feinberg also had responsibility for Human Resources and Emerging Markets from 2012 through 2014. Prior to joining the Company, Mr. Feinberg was at Lycos, a search engine provider, from 1999 to 2005, serving as Vice President and General Counsel from 2001 to 2005. Before joining Lycos, Mr. Feinberg was an attorney with Choate, Hall & Stewart, LLP in Boston, Massachusetts from 1997 to 1999 and with Shearman & Sterling LLP in New York, New York from 1991 to 1997. Before joining Shearman & Sterling, Mr. Feinberg served as a Law Clerk to United States District Judge T.F. Gilroy Daly in the District of Connecticut. Mr. Feinberg received his J.D. from Cornell Law School, where he was an Editor of the Cornell Law Review, and his B.A. from Tufts University.

In connection with his promotion, Mr. Feinberg’s annual base salary was increased from $300,000 to $370,000. In addition, Mr. Feinberg’s annual incentive compensation target under the Company’s Sales Incentive Plan is $225,000. Subject to the approval of the Compensation Committee of the Company’s Board of Directors, Mr. Feinberg will be granted an option to purchase 50,000 shares of the Company’s common stock and 25,000 restricted stock units (“RSUs”). The option and RSUs will be subject to time-based vesting at the rate of 25% on each anniversary following the applicable grant date. A description of the other material terms of Mr. Feinberg’s compensation has been previously reported by the Company in its proxy statement filed with the Securities and Exchange Commission on April 8, 2016. Except as otherwise set forth herein, the terms of Mr. Feinberg’s employment agreement with the Company remain in effect.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Brightcove Inc. dated November 2, 2016, including attachments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2016	Brightcove Inc.

	By:	/s/ Kevin R. Rhodes
Kevin R. Rhodes
Chief Financial Officer